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                                                                   EXHIBIT 10.6

                           MEZZANINE WARRANT AGREEMENT


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY RELEVANT STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. __________

Cusip # __________

        THIS MEZZANINE WARRANT AGREEMENT ("Agreement" or "Warrant Agreement") is made as of this ___ day of _________, 2002 (the "Effective Date"), between Alion Science and Technology Corporation, a Delaware corporation (the "Company"), Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust (the "Trust") (for the purposes of Sections 6, 7, 15 and 17 through 25 of this Agreement only) and IIT Research Institute, an Illinois not-for-profit corporation ("IITRI").

        WHEREAS, the Company and IITRI have entered into that certain Fourth Amended and Restated Asset Purchase Agreement on November __, 2002 (as amended, the "Purchase Agreement"), pursuant to which IITRI has agreed to sell to the Company and the Company has agreed to purchase, subject to the terms and conditions set forth therein, substantially all of the assets and liabilities of IITRI;

        WHEREAS, pursuant to the terms of the Purchase Agreement, the Company has agreed to issue to IITRI warrants to purchase shares of the Company's $0.01 par value per share common stock ("Common Stock");

        WHEREAS, the parties hereto have entered into a Rights Agreement of even date herewith (the "Rights Agreement"), pursuant to which the parties have agreed to certain registration and director nomination rights relating to the warrants issued hereunder and Common Stock issued upon exercise of such warrants;

        WHEREAS, the Company and IITRI have entered into a Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement"), pursuant to which the Company has issued a promissory note to IITRI in the principal amount of [$____________]; and

        WHEREAS, the Company, various financial institutions (the "Banks") and Lasalle Bank National Association, as agent, have entered into a Credit Agreement of even date herewith (the "Credit Agreement").

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        NOW, THEREFORE, in consideration of the premises set forth above, the covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1. Grant of Warrant.

        Upon the terms and subject to the conditions hereinafter set forth, the Company hereby grants to IITRI, or its permitted registered transferees (subject to the restrictions set forth herein), an irrevocable right (the "Warrant") to purchase up to [_____________ (___)] shares of Common Stock upon exercise of the Warrant (the "Shares") at an exercise price of $10 per share (the "Exercise Price"), and to exercise the other rights, powers and privileges hereinafter set forth. The Exercise Price and the number of Shares shall be subject to adjustment from time to time as provided in Section 3 hereof.

        Section 2. Duration and Exercise of Warrant. Subject to Sections 2(b), 4, 5, 6 and 7 herein, the parties hereto agree as follows,

        (a) Subject to the remaining provisions of this Agreement, the Warrant may be exercised, in whole or in part, by IITRI and/or its permitted transferees (IITRI and its permitted transferees are hereinafter referred to individually or collectively as the "Holder") on any business day on or after the Effective Date and through and including (i) the date that is thirty (30) following the date of the Company's delivery to the Holder of the appraisal performed by an independent appraiser at the Company's request in connection with the Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan (the "ESOP") that sets forth the per share value of the Common Stock as of September 30, 2008 (the "September 2008 Appraisal"), if the ESOP is still in existence on September 30, 2008 and if none of clauses (a), (b) and (c) of the definition of "Current Market Price" in Section 3(c)(ii) below are applicable; provided that the September 2008 Appraisal shall not reflect any discount for any lack of liquidity or absence of control, or (ii) the sixth
(6th) anniversary of the Effective Date, if the ESOP is not still in existence on September 30, 2008 or if one of the clauses (a), (b) or (c) of the definition of "Current Market Price" in Section 3(c)(ii) below is applicable (in each case, the "Expiration Date"). At 5:00 P.M., Eastern Standard Time, on the Expiration Date, the Warrant shall be and become void and of no value to the extent it has not been exercised prior to such time.

        (b) The Holder shall not be entitled to exercise any portion of the Warrant unless it has delivered written notice in the form of the Form of Election to Purchase attached hereto as Exhibit A (the "Exercise Notice") to the Company in accordance with Section 15 of this Warrant Agreement ninety (90) days prior to the proposed effective date of such exercise. Subject to the terms of Sections 2(h), 6(b) and 7(b), the Warrant or a portion thereof, as appropriate, shall be deemed to be exercised ninety (90) days from the date (the "Exercise Date") the Company receives the Exercise Notice.

        (c) The Holder shall make payment for the exercise of the Warrant, or a portion thereof, as appropriate, in the form of cash, or in lieu of cash, the Holder may elect to receive

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such number of Shares equal to the value (as determined below) of the exercised
Warrant, or portion thereof, by indicating in the Exercise Notice the Holder's desire to consummate a cashless exercise ("Cashless Exercise Notice"), in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                             Y  x  ( A - B )
                      X  =  ------------------
                                       A

Where:

               X = The number of Shares to be issued to the Holder;

               Y = The number of Shares purchasable under the Warrant if
                   exercised in full, or the exercised portion thereof, as appropriate;

               A = The then current Fair Value (as determined in accordance with
                   Section 3(c) herein); and

               B = The then current Exercise Price.

        (d) Upon exercise of any portion of the Warrant and payment of the Exercise Price therefor, the Company shall issue to the Holder stock certificates representing the shares of Common Stock underlying such exercised portion of the Warrant, or representing such number of Shares as computed in accordance with Section 2(c) above, as appropriate.

        (e) If this Warrant is exercised in respect of less than all of the Shares at the time purchasable hereunder, the Holder hereof shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and setting forth the aggregate Exercise Price applicable to such shares, in which case the Holder shall at the same time surrender this Warrant to the Company for cancellation.

        (f) The Shares issuable upon the exercise of this Warrant by the Holder under this Section 2 shall be deemed to have been issued to the Holder at the Exercise Date, and the Holder shall be deemed for all purposes to have become the record holder of such Shares at the Exercise Date.

        (g) The Company shall not close its books against the transfer of this Warrant or of any Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        (h) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering, a Drag-Along Notice (as defined in Section 6), a Tag-Along Notice (as defined in
Section 7), or a sale of the Company, the exercise of any portion of this Warrant (and the payment of the Exercise Price related thereto) shall be conditioned upon the consummation of the public offering, the transaction which is the subject of such Drag-Along Notice or Tag-Along Notice, or such sale of the Company in which case such

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exercise shall not be deemed to be effective until the concurrent consummation of such transaction.

        (i) The Company shall pay all reasonable expenses, taxes (excluding transfer taxes) and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, regardless of the name or names in which such stock certificates shall be registered. Such stock certificates shall be delivered within five (5) days of the applicable Exercise Date.

        (j) The Company will at all times prior to the Expiration Date reserve and keep available such number of authorized shares of its Common Stock, solely for the purpose of issue upon the exercise of the rights represented by this Warrant as may at any time be issuable upon the exercise of this Warrant and such shares issuable upon the exercise of this Warrant shall at no time have an aggregate par value which is in excess of the aggregate Exercise Price.

        (k) The Company may at its option issue fractional Shares, or cash representing the then current Fair Value of such fractional Shares, upon any exercise of this Warrant, if appropriate.

        Section 3. Adjustment of Number of Shares and Exercise Price.

        The number of shares of Common Stock underlying the Warrant and the Exercise Price shall be subject to adjustment from time to time as follows in each applicable instance. With respect to any determination of adjustments to the number of shares of Common Stock or the Exercise Price which may be required by this Section 3, the Company's board of directors shall make a good faith determination regarding any adjustment; provided that the holders holding a majority of the Warrant (the "Required Holders") shall be entitled to notify the Company in accordance with Section 15 herein of their disagreement with the board of directors' determination (other than the determination of Fair Value (as defined in Section 3(c) below), which shall be determined exclusively in accordance with the provisions of Section 3(c)) of the adjustment within fifteen
(15) days following receipt of the writing setting forth any such adjustment. If the Company and the Required Holders cannot resolve such disagreement within ten
(10) days of the Company's receipt of the Required Holders' notice of disagreement, such adjustment shall be determined by an independent accounting or investment banking firm of recognized national standing selected by the Company and reasonably acceptable to the Required Holders. The determination of such accounting or investment banking firm so made shall be conclusive and binding on the Company and the Holders. The Company shall pay all expenses of such accounting or investment banking firm if the determination of such adjustment is five percent (5%) or more greater than (i.e., more favorable to the Required Holders than) the determination previously made by the board of directors; otherwise the Required Holders shall pay all such expenses.

        (a) In the event of any change in the outstanding Common Stock of the Company due to stock dividends, consolidations, stock splits or reverse stock splits, the number of shares of Common Stock underlying the Warrant and/or the Exercise Price will be appropriately adjusted, upwards or downwards, so that the Holder thereafter shall be entitled to purchase the number of

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shares of Common Stock consistent with such change at an exercise price that is proportionate with such change.

        (b) If the Company issues or sells any Additional Stock (as defined in Section 3(l) below) for a consideration less than Fair Value (as defined in
Section 3(c) herein) as of the date of execution of the binding written agreement providing for such issuance or sale, the Exercise Price for the Warrant which was in effect immediately prior to each such issuance shall be reduced to the "Diluted Price". The Diluted Price shall be calculated in accordance with the following formula for any issuance of Additional Stock in a transaction triggering the rights afforded in this Section 3(b) (the "Trigger Transaction"). The product of the per share consideration and the number of shares of Additional Stock issued in connection with the corresponding Trigger Transaction shall hereinafter be referred to as the "Transaction Price".

        The Diluted Price shall equal the product of (i) the Exercise Price (subject to adjustment pursuant to this Section 3) and (ii) the quotient of (x) the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, rights (including, without limitation, stock appreciation rights ("SARs")) and warrants and the conversion into Common Stock of all convertible securities) plus the number of shares of Additional Stock that would have been issued for the Transaction Price if the per share consideration in the Trigger Transaction had been equal to the Fair Value per Share as of the date of execution of the binding written agreement providing for the issuance of the Additional Stock, divided by (y) the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, rights and warrants and the conversion into Common Stock of all convertible securities) plus the number of shares of Additional Stock issued in connection with the Trigger Transaction.

        (c)    Fair Value and Current Market Price.

               (i) The "Fair Value", at any given time, shall mean the fair value of the appropriate security (including, without limitation, any share of Common Stock), property, assets, business or entity as determined in good faith by the board of directors of the Company; provided that in connection with any transaction which (1) has an aggregate value of One Million Dollars ($1,000,000) or more, (2) is not based upon a determination of Fair Value set forth in an appraisal performed by an independent appraiser at the Company's request relating to or in connection with the ESOP that is no more than six (6) months old, dated from the date of execution of the appraisal, and (3) is not based upon a determination of Fair Value as set forth in a fairness opinion performed by an independent investment banking firm of recognized national standing at the Company's request that is no more than six (6) months old, dated from the date of execution of the opinion (provided that with respect to clauses (2) and (3), no event or events have occurred between the date of such appraisal or fairness opinion (i.e., the date as of which Fair Value is measured by such appraisal or fairness opinion) and the date of execution of the binding written agreement providing for the transaction in question that would cause the Required Holders to reasonably conclude that the Fair Value at such date of execution is greater than the determination of Fair Value reflected in such appraisal or fairness opinion), if, within fifteen (15) days following receipt of the writing setting forth any such determination of Fair Value (a copy of which the Company shall deliver to the Holders promptly after such determination), the Required Holders shall notify the Company in accordance with Section 15 herein of their disagreement with such determination (the "Challenged Determination"), then a

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new determination of Fair Value shall be made as of the date of execution of the binding written agreement providing for the transaction in question (the "Subsequent Determination"). If clauses (2) or (3) above are applicable, the Subsequent Determination shall be made by the same appraiser or investment banking firm that made the Challenged Determination; otherwise, the Subsequent Determination shall be made by an independent appraiser or independent investment banking firm of recognized national standing, selected by the Company and reasonably satisfactory to the Required Holders, and if the Company shall not have selected an investment banking firm or appraiser within thirty (30) days after its receipt of a writing from the Required Holders containing their disagreement with the board of directors' determination, then the Required Holders may select such investment banking firm or appraiser. Each determination of Fair Value shall be made without applying a discount for any lack of liquidity or absence of control. The Subsequent Determination shall be conclusive and binding on the Company and on the Holders. The Company shall pay all of the expenses incurred in connection with any Subsequent Determination, including, without limitation, the expenses of the independent investment banking firm or appraiser engaged to make such Subsequent Determination, if the Subsequent Determination is five percent (5%) or more greater than (i.e., more favorable to the Required Holders than) the Challenged Determination; otherwise the Required Holders shall pay all such expenses. Notwithstanding the foregoing, in the case of any security, if clauses (a), (b) or (c) of the definition of Current Market Price are applicable to such security, then the Fair Value of such security shall be the Current Market Price of such security.

               (ii) "Current Market Price" of any security (including, without limitation, any share of Common Stock) as of any date herein specified shall mean the average of the daily closing prices for the twenty (20) consecutive trading days immediately prior to, but not including the day in question (or in the event that a security has been traded for less than twenty
(20) days, each of the trading days prior to the day in question on which such security has been traded). The closing price for each day shall be (a) if such security is listed or admitted for trading on any domestic national securities exchange, the closing sale price of such security, regular way, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such security is listed, or (b) if not reported as described in clause (a), the closing sale price of such security, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as reported by the Nasdaq National Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (c) if not quoted as described in clause (b), the average of the closing bid and asked prices for such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company.

        (d) No adjustment of the Exercise Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made after the date of the event giving rise to the adjustment being carried forward.

        (e) Reorganization, Reclassification or Recapitalization of the Company. If and whenever subsequent to the date hereof the Company shall effect
(i) any reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Section 3(a)), (ii) any consolidation or merger of the Company with or into another

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Person, (iii) the sale, transfer or other disposition of the property, assets or business of the Company as an entirety or substantially as an entirety or (iv) any other transaction (or any other event shall occur) as a result of which holders of Shares become entitled to receive any Common Stock or other securities and/or property of the Company, any of its Subsidiaries or any other Person (including, without limitation, cash) with respect to or in exchange for the Shares, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the Shares theretofore deliverable, as appropriate) the same number of shares of Common Stock or other securities and/or the same amount of property (including, without limitation, cash) to which the holder of the number of Shares which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such reorganization or reclassification or recapitalization of capital stock, consolidation, merger, sale, transfer, disposition or other transaction or upon the occurrence of such other event, and at the same aggregate Exercise Price. The term "Person" shall mean an individual, a corporation, an association, a joint-stock company, a business trust or other similar organization, a partnership, a limited liability company, a joint venture, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

        Prior to the consummation of any transaction or event described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions set forth herein for the benefit of the Holder, in a manner reasonably satisfactory to the Required Holders so that all such provisions shall thereafter be applicable, as nearly as possible, in relation to any Shares or other securities or other property thereafter deliverable upon exercise of the Warrants and so that the holders of the Warrants will (after exercise) enjoy all of the rights and benefits enjoyed by any holder of Common Stock in connection with any such transaction or event, including, without limitation, any subsequent tender offer or redemption of any such Shares or other securities. Any such adjustment shall be made by and set forth in a supplemental agreement of the Company and/or the successor entity, as applicable, for the benefit of the Holder, and in form and substance reasonably acceptable to the Required Holders, which agreement shall bind the Company and/or the successor entity, as applicable, and all holders of any portion of the Warrant then outstanding and shall be accompanied by a favorable opinion of the regular outside counsel to the Company or the successor entity, as applicable (or such other firm as is reasonably acceptable to the Required Holders), as to the enforceability of such agreement (with standard exceptions).

        (f)    Determination of Consideration. For the purposes of this
Section 3, the consideration received or receivable by the Company for the issuance, sale or grant of shares of Common Stock, options, warrants, rights or convertible securities, irrespective of the accounting treatment of such consideration, shall be valued and determined as follows:

               (i) Cash Payment. In the case of cash, the gross amount paid by the purchasers without deduction of any accrued interest or dividends, any reasonable expenses paid or incurred and any reasonable underwriting commissions or concessions paid or allowed by the Company in connection with such issue or sale.

               (ii) Non-Cash Payment. In the case of consideration other than cash, the Fair Value thereof (in any case as of the date immediately preceding the issuance, sale or grant in question).

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               (iii)  Certain Allocations. If shares of Additional Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers more than one of the foregoing categories of securities and assets, the consideration received or receivable (computed as provided in Sections 3(f)(i) and 3(f)(ii)) shall be allocable to such shares of Additional Stock as reasonably determined in good faith by the board of directors of the Company (provided such allocation is set forth in a written resolution and a certified copy thereof is furnished to the Holder of this Warrant promptly (but in any event within thirty (30) days following its adoption).

               (iv) Dividends in Securities. If the Company shall declare a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Additional Stock, such shares of Additional Stock, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (v) Rights and Convertible Securities. The consideration for which each share of Additional Stock shall be deemed to be issued upon the execution of the binding written agreement providing for the issuance or sale of any Additional Stock shall be determined by dividing (A) the total consideration, if any, received by the Company as consideration for the Additional Stock, as the case may be, plus the minimum aggregate amount of additional consideration, if any, ever payable to the Company upon the exercise of such Additional Stock, as the case may be, but without deduction of any accrued interest or dividends, any reasonable expenses paid or incurred and any reasonable underwriting commissions or concessions paid or allowed by the Company in connection with such issue or sale; by (B) the maximum number of shares of Common Stock issuable upon the exercise of such Additional Stock or attributable to such Additional Stock.

               (vi) Merger, Consolidation or Sale of Assets. If any shares of Additional Stock are issued in connection with any merger or consolidation of which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Additional Stock, as the case may be.

               (vii)  Consideration of Underlying Shares.

                      1. The shares of Common Stock deliverable upon exercise of options or warrants to purchase or rights to subscribe for Common Stock shall be deemed to have been issued for a consideration equal to the consideration (determined in the manner provided in Section 3(f)(i) and/or Section 3(f)(ii) if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum exercise price provided in such options, warrants or rights (without taking into account potential antidilution adjustments) for the shares of Common Stock covered thereby.

                      2. The shares of Common Stock deliverable upon conversion of, or in exchange for, any convertible or exchangeable securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights, plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in Section 3(f)(i) or Section 3(f)(ii).

        (g) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include shares of Common Stock held by the Company or any Subsidiary of the Company, but shall include shares of Common Stock held by or in the name of the ESOP or any trust associated with the ESOP.

        (h) Maximum Exercise Price. At no time shall the Exercise Price exceed the amount set forth in Section 1 of this Warrant except as a result of an adjustment thereto pursuant to this Section 3.


        (i) Application. All subdivisions of this Section 3 are intended to operate independently of one another. If a transaction or an event occurs that requires the application of more than one subdivision, all applicable subdivisions shall be given independent effect (but without duplication of adjustment).

        (j)    Certificates and Notices.


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               (i)    Adjustments to Exercise Price. As promptly as practicable
(but in any event not later than thirty (30) days) after the occurrence of any event requiring any adjustment under this Section 3 to the Exercise Price (or to the number or kind of securities or other property deliverable upon the exercise of this Warrant), the Company shall, at its expense, deliver to the Holder either (i) an officers' certificate or (ii) a certificate signed by a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and the number of shares of Common Stock (or other securities) purchasable upon exercise of this Warrant after giving effect to such adjustment. The certificate of any such firm of accountants shall be conclusive and binding evidence for all purposes, absent manifest error, of the correctness of any computation made under this Section 3.

               (ii) Extraordinary Corporate Events. If and whenever the Company subsequent to the date hereof shall propose to (i) pay any dividend to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (other than as a regularly scheduled cash dividend), (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, (iii) effect any reclassification of the Common Stock or other shares of the Company (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock as provided in Section 3(a)), (iv) engage in any reorganization or recapitalization or any consolidation or merger, (v) consummate any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, (vi) effect any other transaction which requires an adjustment to the Exercise Price (or to the number or kind of securities or other property deliverable upon the exercise of this Warrant), or (vii) commence or effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall deliver to the Holder an officers' certificate giving notice of such proposed action, specifying (A) the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, recapitalization, consolidation, merger, sale, transfer, other disposition, transaction, liquidation, dissolution or winding up shall take place or commence, as the case may be, and (B) the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such officers' certificate shall be delivered in the case of any action covered by clause (i) or (ii) above, at least 15 business days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, and, in any other case, at least 15 business days prior to the date upon which such action takes place and 15 business days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

        (k) Effect of Failure. Failure to give any certificate or notice, or any defect in any certificate or notice required under this Section 3 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of Shares purchasable upon exercise of this Warrant.

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        (l)    "Additional Stock" shall mean any shares of Common Stock,
warrants or rights (including, without limitation, SARs) to purchase Common Stock, or securities convertible into Common Stock, issued or deemed to have been issued by the Company, other than:

               (i) SARs issued to employees, consultants, officers or directors of the Company or any of its Subsidiaries with an exercise price no less than Fair Value, except for such amount of SARs that, at the time of issuance, would cause the aggregate number of SARs then outstanding (excluding any SARs that have (x) been exercised, (y) expired, terminated unexercised, or become unexercisable or (z) been forfeited or otherwise terminated, surrendered or canceled) to be in excess of:

                      (1) two percent (2%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the first anniversary of the Effective Date;

                      (2) four percent (4%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the second anniversary of the Effective Date;

                      (3) six percent (6%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the third anniversary of the Effective Date;

                      (4) eight percent (8%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the fourth anniversary of the Effective Date; and

                      (5) ten percent (10%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the fifth anniversary of the Effective Date.

               (ii) shares of Common Stock contributed by the Company to any Company benefit plan, including, but not limited to, the ESOP ("Company Contributions"), except for such amount of shares that, at the time of issuance, would cause the aggregate value of all Company Contributions (in each case the total value of a Company Contribution is calculated by multiplying the number of shares of Common Stock contributed by the Fair Value at the time of such contribution) to exceed five percent (5%) of the Company's aggregate consolidated payroll expenses (i.e., the aggregate payroll expenses of the Company and any of the Company's Subsidiaries substantially all of whose employees are eligible to participate in such Company benefit plans) from the Effective Date to the date of such contributions, measured at the end of each plan year for such Company benefit plans;

               (iii) shares of Common Stock issued to the ESOP in connection with employees' purchase of ESOP interests after the Effective Date via payroll deductions, at a purchase price which is the lesser of (x) the Fair Value as of the date of issuance of such Common Stock as determined by an independent appraiser in connection with the ESOP ("Full Price Employee Contributions"), or
(y) the Fair Value resulting from the immediately preceding appraisal of the Common Stock performed by an independent appraiser in connection with the ESOP ("Price Protected Employee Contributions"), except for such amount of shares that, at the time of issuance, would cause the aggregate value of all Price Protected Employee Contributions (in each case the total value of a Price Protected Employee Contribution shall be the dollar value of the payroll deduction made in connection with such Price Protected Employee Contribution) to exceed three percent (3%) of the Company's aggregate consolidated payroll expenses (i.e., the aggregate payroll expenses of the Company and any of the Company's Subsidiaries substantially all of whose employees are eligible to participate in the ESOP) from the Effective Date to the date of such contributions, measured at the end of each plan year for the ESOP;

               (iv) shares of Common Stock, or any other securities or property of the Company, issued to the Holder pursuant to any of its rights or privileges under this Agreement; and

               (v) interests or rights designated as phantom stock issued or granted by the Company to employees, consultants, officers or directors of the Company or any of its Subsidiaries in accordance with a phantom stock plan to be adopted by the Company's board of directors after the Effective Date, except for such amount of phantom stock that, at the time of issuance or grant, would cause the aggregate number of shares of phantom stock then outstanding (excluding any shares of phantom stock that have (x) expired, terminated unexercised or become unexercisable, or (y) been forfeited or otherwise terminated, surrendered or cancelled) to be in excess of 171,494 shares of phantom stock.

        (m) In the case of the Company's contribution, after the Effective Date, of any shares of Common Stock to any Company benefit plan, including but not limited to the ESOP, the consideration for such shares shall be deemed to be equal to the Fair Value of such shares on the date of contribution.

        Section 4. Call Rights.

        (a) Subject to the terms and conditions of this Section 4, the Company shall have the following call rights with respect to the Warrant:

               (i) immediately upon receipt of any Exercise Notice from the Holder and prior to any pending Exercise Date (as determined pursuant to Section 2(b)), the Company shall have the right to purchase that portion of the Warrant proposed to be exercised by the Holder pursuant to such Exercise Notice, and if the Company exercises such right, the Holder shall be required to sell such portion of the Warrant to the Company at a purchase price (the "Call Price") determined in accordance with Section 4(b); and

               (ii) at any time within thirty (30) days prior to the Expiration Date, the Company shall have the right to purchase the Warrant or any portion thereof from the Holder, and if the Company exercises such right, the Holder shall be required to sell the Warrant or any portion thereof, as the case may be, to the Company at the Call Price determined in accordance with Section 4(b) below.

        (b) The "Call Price" is equal to the product of (i) the number of shares of Common Stock underlying the Warrant or the portion thereof being purchased pursuant to this Section 4, and (ii) the difference between the Call Fair Value (as defined below) on the date of the Call Notice (as defined below) and the Exercise Price on the date of the Call Notice; provided that notwithstanding the foregoing, in no event shall the Call Price be less than zero (0). So long as the ESOP is still in existence, the "Call Fair Value" shall equal (i) the per share value of the Common Stock as set forth in the then most recent appraisal performed by an independent appraiser at the Company's request in connection with the ESOP, for the purposes of the Company's call right under
Section 4(a)(i); provided that such appraisal shall not reflect any discount for any lack of liquidity or absence of control, and (ii) the per share value of the Common Stock as set forth in the September 2008 Appraisal, for the purposes of the Company's call right under Section 4(a)(ii). As of such date that the ESOP is no longer in existence, the "Call Fair Value" shall equal the Fair Value of the Common Stock. Notwithstanding the foregoing, whether or not the ESOP is in existence, if clauses (a), (b) or (c) of the definition of Current Market Price are applicable to the Common Stock but no Qualified Public Offering (as defined below) has occurred, then the Call Fair Value shall be the Current Market Price of the Common Stock on the date of the Call Notice.

        (c) Prior to exercising its call rights under this Section 4, the Company must deliver written notice to the Holder (the "Call Notice"), in accordance with Section 15, of its intent to purchase the Warrant or the portion thereof being purchased, as the case may be. The Call Notice shall be deemed to be given and served on the date that the Company sends the Call Notice to the Holder (the "Call Election Date") and shall be irrevocable.

        (d) Payment of the Call Price shall be made in cash in immediately available funds within thirty (30) days after the date of the Call Election Date, but not later than the Exercise Date.

        (e) If the Company has received an Exercise Notice from the Holder prior to the Company's delivery of a Call Notice to the Holder, then such Call Notice shall take priority over such Exercise Notice until the expiration of the dates set forth in Section 4(d). If the Company does not purchase the portion of the Warrant subject to the Call Notice on or prior to the appropriate date set forth in Section 4(d), the Holder shall be entitled to immediately exercise the portion of the Warrant it originally intended to exercise, without the delivery of any additional Exercise Notice, subject to the expiration of the ninety-day period following delivery of the Exercise Notice.

        (f) If the Holder has received a Tag-Along Notice from the Trust in accordance with Section 7(a) herein prior to delivery by the Company to the Holder of a Call Notice and the Holder has responded to such Tag-Along Notice with a Participation Notice and an Exercise Notice in accordance with Section 7(b) herein, then the Company shall not be entitled to exercise its call right pursuant to Section 4(a)(i) or Section 4(a)(ii) herein with respect to such portion of the Warrant to be exercised by the Holder in connection with such Participation Notice, unless (i) the Call Fair Value as of the date of delivery by the Company of a Call Notice is greater than or equal to the per share sale price in connection with the transaction that is the subject of the Tag-Along Notice or the transaction that is subject of the Tag-Along Notice has been terminated.

        (g) The rights of the Company under this Section 4 shall expire on the consummation by the Company of a Qualified Public Offering. For purposes of this Agreement, "Qualified Public Offering" means the consummation of one or more underwritten public offerings of the Company's Common Stock which results in aggregate gross proceeds to the sellers in such offerings of not less than U.S. $30,000,000 (excluding proceeds received in such offerings from "affiliates" of the Company (other than any Holder that is an affiliate of the Company), within the meaning of Rule 12b-2 of the Securities and Exchange Commission under the Securities Act of 1934, as amended (the "Exchange Act") or the ESOP) and pursuant to which the Company obtains a listing for its shares on a United States national securities exchange, the Nasdaq National Market System, or an automated quotation system of nationally recognized standing.

        Section 5. Put Right.

        (a) Subject to the terms and conditions of this Section 5 and Section 6 herein, at any time within (i) thirty (30) days prior to the Expiration Date or (ii) within thirty (30) days after the date that the Company has sent notice to the Holder that a Change of Control (as defined below) has occurred, the Holder shall have the right to sell the Warrant or any portion thereof to the Company, and if the Holder exercises such right, the Company shall be required to purchase the Warrant or such portion thereof, as the case may be, from the Holder, for a purchase price (the "Put Price") determined in accordance with
Section 5(b) below.

        (b) The "Put Price" is equal to the product of (i) the number of shares of Common Stock underlying the Warrant or the portion thereof being purchased pursuant to this Section 5, and (ii) the difference between the Put Fair Value (as defined below) on the date of the Put Notice (as defined below) and the Exercise Price on the date of the Put Notice; provided that notwithstanding the foregoing, in no event shall the Put Price be less than zero
(0). So long as the ESOP is in existence, the "Put Fair Value" shall equal (i) the per share value of the Common Stock as set forth in the then most recent appraisal performed by an independent appraiser at the Company's request in connection with the ESOP, which such appraisal shall not reflect any discount for any lack of liquidity or absence of control, for the purposes of the Holder's put right under Section 5(a)(i), and (ii) the per share value of the Common Stock as set forth in the September 2008 Appraisal, for the purposes of the Holder's put right under Section 5(a)(ii). As of such date that the ESOP is no longer in existence, the "Put Fair Value" shall equal the Fair Value of the Common Stock. Notwithstanding the foregoing, whether or not the ESOP is in existence, if clauses (a), (b) or (c) of the definition of Current Market Price are applicable to the Common Stock but no Qualified Public Offering has occurred, then the Put Fair Value shall be the Current Market Price of the Common Stock on the date of the Put Notice.

        (c) "Change of Control" shall mean and shall be deemed to have occurred if at any time for whatever reason:

               (i) any Person (other than the Holder, or any of the Holder's direct assignees or transferees), or the Trust, together with their "affiliates" within the meaning of Rule 12b-2 of the Commission under the Exchange Act) shall acquire beneficial ownership (including beneficial ownership resulting from the formation of a "group" within the meaning of Rule13d-5 of the Securities Exchange Commission ("SEC") under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the outstanding capital stock of the Company, ordinarily having the right to vote at any election of directors;

               (ii) there is a sale of all or substantially all of the Company's assets, directly or indirectly through one or more transactions whether or not concurrent.

        (d)    INTENTIONALLY OMITTED.

        (e) Prior to exercising its put right under Section 5(a)(i), the Holder must deliver written notice to the Company, in accordance with Section 15, by July __, 2008, of its intention to exercise its right under Section 5(a)(i) to sell the Warrant, or any portion thereof, and prior to exercising its put right under Section 5(a)(ii), the Holder must deliver written notice to the Company in accordance with Section 15 within thirty (30) days after the relevant Change of Control, of its exercise of its right under Section 5(a)(ii) to sell the Warrant or any portion thereof. The notices referred to in the preceding sentence shall be referred to, in either case, as the "Put Notice". The Put Notice shall be deemed to be given and served on the date that the Company receives the Put Notice. The date that the Holder intends to exercise its put right as indicated in a Put Notice delivered in accordance with Section 5(e)(i), and the date that the holder exercises its put right as indicated in a Put Notice delivered in accordance with Section 5(e)(ii), shall in each case be hereinafter referred to as the "Put Exercise Date".

        (f) Payment of the Put Price in connection with the exercise by the Holder of its put right under Section 5(a)(i) shall be made in cash in immediately available funds within ninety (90) days after the date of the Put Exercise Date, and payment of the put price in connection with the exercise by the Holder of its put right under Section 5(a)(ii) shall be made in cash in immediately available funds within one hundred eighty (180) days after the date of the corresponding Put Exercise Date (in either case, the "Put Effective Date"), except as provided in Section 5(h), 6(j)(i)(2) or 7(i)(i)(2).

        (g) If the Company has received an Exercise Notice from the Holder prior to receipt of a Put Notice from the Holder, then the Holder shall not be entitled to exercise its put right pursuant to Section 5(a) herein with respect to such portion of the Warrant that is the subject of the aforementioned Exercise Notice.

        (h) If the Trust has sent a Drag-Along Notice to the Holder in accordance with Section 6(a) herein in connection with a transaction that has not been consummated or terminated prior to delivery by the Holder of a Put Notice to the Company, then the Holder shall not be entitled to exercise its put right pursuant to Section 5(a) with respect to any portion of the Warrant that is the subject of such Drag-Along Notice, unless the transaction that is the subject of the Drag-Along Notice is terminated or not consummated within sixty
(60) days of the date of the Drag-Along Notice; provided that notwithstanding the foregoing the Holder shall be entitled to deliver a Put Notice to the Company (if permitted under Section 5(a) and if the Put Notice satisfies the requirements of Section 5(e)) prior to such termination or expiration of such sixty (60) day period, which Put Notice shall (if permitted under Section 5(a) and if the Put Notice satisfies the requirements of Section 5(e)) be given full effect upon the occurrence of such termination or expiration, provided that the corresponding Put Effective Date shall be delayed by adding the number of days that is equal to the number of days that have passed from the date of delivery to the Company of the Put Notice until the date of such termination or expiration, as appropriate, to the 90-day waiting period under Section 5(f).

        (i) The rights of the Holder under this Section 5 shall expire on the consummation by the Company of a Qualified Public Offering.


        Section 6. Drag-Along Rights.


        (a) Subject to the terms and conditions of this Section 6, and notwithstanding Section 2(b) herein, if the Trust proposes to sell seventy-five percent (75%) or more of the shares of Common Stock it then holds (the "Drag Sale Shares") to a bona fide unaffiliated third party or parties on an arm's length basis in a single transaction or a series of related transactions for either (i) cash or unrestricted marketable securities that are traded on a U.S. stock exchange, over the counter or on a bulletin board, or (ii) any consideration so long as the third party or parties that have proposed to purchase the Drag Sale Shares shall not become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the common stock of the ultimate parent company of the Company (assuming the execution of all outstanding stock options, stock warrants and stock rights, and conversion of all other securities that are convertible to shares of common stock of such ultimate parent company), or if there is no such ultimate parent company, so long as such third party or parties shall not become the "beneficial owner", directly or indirectly of more than fifty percent (50%) of the total outstanding Common Stock or Voting Stock of the Company (assuming the execution of all outstanding stock options, stock warrants and stock rights, and conversion of all other securities of the Company that are convertible to shares of Common Stock or Voting Stock), the Trust shall be entitled to provide to the Holder, at least ten (10) days prior to the closing of such sale, written notice, in accordance with Section 15 herein, of its good faith intention to sell the shares of Common Stock, the name of the proposed transferee(s) (the "Proposed Transferee"), the price and other material terms under which the sale is proposed to be made and that it is requiring the Holder to exercise all or a portion of the Warrant, if any portion remains outstanding and unexpired hereunder, and to sell the Shares obtained through such exercise, if any (the "Required Exercise Shares"), as well as a certain number of the Shares then held by the Holder to the Proposed Transferee on the terms and conditions contained therein ("Drag-Along Notice"), such that the total number of Shares to be sold to the Proposed Transferee by the Holder shall be equal to:

                                       C
                      (A  +  B)  x   ------
                                       D

        where: A =    the number of Shares then held by the Holder, including
                      the Required Exercise Shares;

               B = the number of shares of Common Stock subject to the outstanding, unexpired portion of the Warrant (if any) below, after taking into account the exercise required with respect to the Required Exercise Shares (but excluding any portion of the Warrant that is not subject to drag-along rights pursuant to Section 6(f) below);

               C =    the number of Drag Sale Shares; and

               D = the total number of shares of Common Stock then held by the Trust,

subject to the limitation that if the sale price to the Proposed Transferee is less than the then current Exercise Price, (i) the Holder shall not be required to exercise any portion of the Warrant in order to sell to the Proposed Transferee the Shares that could be obtained by such exercise, in connection with the proposed sale and (ii) that portion of the Warrant which the Holder would have been required to exercise under this Section 6 in the absence of the preceding clause (i), shall immediately expire and shall be and become void and of no value.

        The Holder shall be required to, and shall, comply with the terms of the Drag-Along Notice as long as it is consistent with the terms of this Section 6. The Shares to be sold by the Holder to the Proposed Transferee shall be sold to the Proposed Transferee at a purchase price equal to the product of (x) the number of such Shares, and (y) the per share sale price of the shares of Common Stock proposed to be sold by the Trust to the Proposed Transferee. The Drag-Along Notice shall be deemed to be given and served on the date that the Holder receives the Drag-Along Notice from the Company in accordance with
Section 15.

        (b) Notwithstanding Section 2(b) herein and subject to Section 6(i) herein, the Holder shall, within five (5) days of receipt of a Drag-Along Notice, deliver an Exercise Notice to the Company with respect to the Required Exercise Shares provided that the Exercise Date is deemed to occur concurrently with the consummation of the transaction which is the subject of the Drag-Along Notice. If the Holder does not deliver the Exercise Notice within the required 5-day period or delivers the Exercise Notice without the appropriate payment in cash for the exercise of the Warrant, or portion thereof, as appropriate, upon consummation of the transaction which is the subject of the Drag-Along Notice the Holder will have been deemed to have delivered a Cashless Exercise Notice to the Company in accordance with Section 2(c) above.

        The Company's call rights under Section 4(a)(i) shall not apply to the Holder's exercise with respect to the Required Exercise Shares.

        (c) Promptly after receipt of the Drag-Along Notice, the Holder shall deliver to the Trust, to hold in escrow pending closing of the transaction that is the subject of the Drag-Along Notice, stock certificates in its possession (if any) representing its shares of Common Stock to be transferred, properly endorsed for transfer to the Proposed Transferee.

        (d) The Trust shall, together with the Drag-Along Notice, provide to the Holder a fairness opinion from an independent appraiser or investment bank selected by the Trust (reasonably satisfactory to the Required Holders) regarding the transaction that is the subject of the Drag-Along Notice, provided that there shall be no such requirement if the Trust has obtained such a fairness opinion for itself with respect to the transaction that is the subject of the Drag-Along Notice.

        (e) The monetary value of any indemnity to be provided by the Holder to the Proposed Transferee under the terms of its sale of Shares in accordance with this Section 6 (which indemnity may also cover operational matters not the subject of the Holder's representations and warranties described in the following sentence) shall be in the same ratio to the monetary value of the indemnity provided by the Trust as the ratio of the relative value of the securities to be sold by each of the Holder and the Trust in any such sale, but in no case shall it exceed the monetary value of the consideration it receives pursuant to the terms of such sale. The

Holder's representations and warranties shall be limited to enforceability, the ownership of the Shares to be transferred by such Holder, authority to transfer such Shares, that such Shares are free of liens and encumbrances as of the transfer date and other standard and customary non-operational representations and warranties.

        (f) If the Company has received a Put Notice from the Holder in accordance with Section 5(d) herein prior to delivery by the Trust to the Holder of a Drag-Along Notice, then the Trust shall not be entitled to exercise its drag-along right pursuant to Section 6(a) herein with respect to such portion of the Warrant that is the subject of such Put Notice, unless the per share sale price in connection with the transaction that is the subject of the Drag-Along Notice is greater than or equal to the Put Fair Value as of the date of delivery of such Drag-Along Notice by the Trust.

        (g) If upon the Trust's delivery of a Drag-Along Notice to the Holder there is a pending Exercise Date and/or Put Effective Date, then the corresponding Exercise Notice and the 90-day waiting period under the last sentence of Section 2(b) and/or the corresponding Put Notice and the 90-day waiting period under Section 5(f), as the case may be, shall be tolled, as of the date of delivery of the Drag-Along Notice (the "Drag Toll Date"), even if any such waiting period has not yet begun to run as of the date of the delivery of the Drag-Along Notice, and the Exercise Date and/or Put Effective Date, as applicable, shall be suspended, and shall only be rescheduled in accordance with Section 6(j)(i) below. The suspended Exercise Date and/or Put Effective Date, as appropriate, and the corresponding Exercise Notice or Put Notice, as appropriate, shall be cancelled if the transaction that is the subject of the Drag-Along Notice is consummated within sixty (60) days of the date of delivery of the Drag-Along Notice by the Trust to the Holder.

        (h) If the Trust delivers a Drag-Along Notice to the Holder in accordance with Section 6(a) following its delivery of a Tag-Along Notice to the Holder in accordance with Section 7(a), then such Tag-Along Notice, and any Participation Notice delivered by the Holder in connection with the Tag-Along Notice, shall be deemed cancelled and of no effect as of the date of delivery of the Drag-Along Notice to the Holder, and the Holder shall not be entitled to exercise such tag-along right.

        (i) Notwithstanding Section 6(b) above and subject to the limitations of Section 2(a) above, after receiving a Drag-Along Notice, the Holder shall be entitled to deliver to the Company an Exercise Notice relating to the portion of the Warrant that is the subject of the Drag-Along Notice, provided that such Exercise Notice shall only be given effect if the transaction relating to the Drag-Along Notice is terminated or is not consummated within sixty (60) days of the date of delivery of the Drag-Along Notice by the Trust, and further provided that no days that have passed from the date of delivery to the Company of the Exercise Notice until the date of such termination or expiration, as appropriate (the "Drag Expiry Date"), shall be counted for purposes of the waiting period under Section 2(b).

        (j) If the transaction that is the subject of a Drag-Along Notice delivered by the Trust to the Holder in accordance with Section 6(a) herein (the "Drag Transaction") is terminated or is not consummated within sixty (60) days of the date of delivery of the Drag-Along Notice by the Trust, then

               (i) notwithstanding anything contained herein to the contrary, any Exercise Date and/or Put Effective Date that was/were suspended pursuant to
Section 6(g) above shall each be deemed reinstated and rescheduled, subject to the following provisions:

                      (1) with respect to an Exercise Date, no days that have passed from the Drag Toll Date until the Drag Expiry Date shall be counted for purposes of the waiting period under Section 2(b), and the corresponding election to exercise the Warrant, or portion thereof, and the corresponding Exercise Notice, shall be deemed reinstated and effective subject to the reschedule date of the Exercise Date, to reflect the provisions of this Section 6(j)(i)(1); and

                       (2) with respect to a Put Effective Date, the Put Effective Date shall be delayed by adding the number of days that is equal to the number of days that have passed from the Drag Toll Date until the Drag Expiry Date to the 90-day waiting period under Section 5(f), and the corresponding election to put the Warrant, or portion thereof, and the corresponding Put Notice, shall be deemed reinstated and effective subject to the rescheduled date of the Put Effective Date, to reflect the provisions of this Section 6(j)(i)(2).

               (ii)    the Drag-Along Notice shall be deemed voided.

        (k) The rights of the Trust under this Section 6 shall expire upon the consummation by the Company of a Qualified Public Offering.

        Section 7. Tag-Along Rights.

        (a) Subject to the terms and conditions of this Section 7 and notwithstanding Section 2(b) herein, if the Trust proposes to sell twenty-five percent (25%) or more of the Shares it then holds to a bona fide unaffiliated third party or parties on an arm's length basis in a single transaction or a series of related transactions, and the Trust did not elect its drag-along right pursuant to Section 6(a) above, the Trust shall provide to the Holder, at least thirty (30) days prior to the closing of such sale, written notice, in accordance with Section 15 herein, of its intention to sell the shares of Common Stock, the name of the Proposed Transferee, the price and other material terms under which the sale is proposed to be made and that the Holder is entitled to immediately exercise a certain portion of the Warrant, if any portion thereof is still outstanding and unexpired hereunder, and to sell the Shares obtained through such exercise, if any (the "Optional Exercise Shares"), as well as a certain number of the Shares then held by the Holder to the Proposed Transferee on the terms and conditions contained therein ("Tag-Along Notice").

        (b) Subject to the terms and conditions of this Section 7, upon receipt of the Tag-Along Notice, the Holder shall have the right, exercisable upon written notice in accordance with Section 15 herein to the Trust, sent within twenty (20) days after the Holder's receipt of the Tag-Along Notice (the "Participation Notice"), to exercise a portion of the Warrant, if still outstanding and unexpired hereunder, and to sell to the Proposed Transferee the Optional Exercise Shares, if any, and a certain number of Shares then held by the Holder (collectively, the "Tag Shares"), such that in the aggregate the number of Shares to be sold by the Holder to the Proposed Transferee shall be no greater than:

                               (  B  +  C )
                      A   x   --------------
                                     D

        where: A =    the number of shares of Common Stock proposed to be sold
                      by the Trust to the Proposed Transferee (the "Tag Sale
                      Shares");

               B = the number of Shares then held by the Holder, including any Optional Exercise Shares;

               C = the number of shares of Common Stock subject to the outstanding, unexpired portion of the Warrant (if any), after taking into account the exercise with respect to any Optional Exercise Shares (but excluding any portion of the Warrant that is not entitled to the benefit of tag-along rights pursuant to Section 7(e) below); and

               D = the total number of shares of Common Stock then outstanding (assuming the exercise of all outstanding options, warrants and rights, and the conversion into Common Stock of all convertible securities).

Any of the Shares sold to the Proposed Transferee shall be sold by the Holder at the same per share price and on the same terms and conditions as specified in the Tag-Along Notice or any modification thereof, but in no event less favorable than the terms and conditions of Shares sold by the Trust. Together with its delivery of the Participation Notice to the Trust, the Holder is required to deliver an Exercise Notice to the Company with respect to the Optional Exercise Shares. The Participation Notice shall be deemed to be given and served on the date that the Trust receives the Participation Notice. Notwithstanding Section 2(b) herein, the portion of the Warrant to be exercised pursuant to the terms of this Section 7 and the Exercise Notice, shall be deemed exercised with respect to the Optional Exercise Shares concurrently with the consummation of the transaction which is the subject of the Tag-Along Notice as provided in Section 2(h). If the Holder delivers the Participation Notice but fails to deliver the appropriate payment in cash for the exercise of the Warrant, or portion thereof, as appropriate, at the time of consummation of such transaction, then the Holder will have been deemed to have delivered a Cashless Exercise Notice to the Company in accordance with Section 2(c) above. The Company's call rights under
Section 4(a)(i) shall not apply to the Holder's exercise with respect to the Optional Exercise Shares. The Holder's failure to respond within the 20-day period noted above shall be deemed a decision by the Holder not to participate in such sale.

        (c) To the extent that the Holder exercises its right of participation in accordance with the terms and conditions set forth in Section 7(b), the Proposed Transferee may decide to purchase all of the Tag Shares, in addition to all of the Tag Sale Shares. In the event the Proposed Transferee does not so decide, then the number of Tag Sale Shares that the Trust may sell in the transaction (on the same terms and conditions as specified in the Tag-Along Notice or any modification thereof) will be reduced by the number of shares necessary to permit the sale of the Tag Shares in accordance with the provisions of Section 7(b).

        (d) Promptly after delivery of the Participation Notice, the Holder shall deliver to the Trust, to hold in escrow pending closing of the sale of shares of Common Stock, stock certificates in its possession (if any) representing its shares of Common Stock to be transferred, properly endorsed for transfer to the Proposed Transferee. The Holder's failure to deliver the stock certificates so endorsed by the closing date of the sale to the Proposed Transferee shall be deemed a decision by the Holder not to participate in such transaction.

        (e) To the extent that the Proposed Transferee refuses to purchase any portion of the Tag Shares from the Holder (the "Refused Shares"), the Trust shall not sell to the Proposed Transferee any Tag Sale Shares unless and until, simultaneously with such sale, the Trust shall purchase the Refused Shares from the Holder for the same consideration per Share as specified in Section 7(b). In such event, the number of Tag Sale Shares that the Trust may sell to the Proposed Transferee will be increased by adding the number of shares of Common Stock represented by the Refused Shares.

        (f) If the Company has sent a Call Notice to the Holder in accordance with Section 4(c) herein prior to delivery by the Trust of a Tag-Along Notice to the Holder, then the Holder shall not be entitled to exercise its tag-along right pursuant to Section 7(b) herein with respect to such portion of the Warrant that is the subject of the aforementioned Call Notice.

        (g) If upon the Trust's delivery of a Tag-Along Notice to the Holder there is a pending Exercise Date and/or Put Effective Date, then the Exercise Notice and the applicable 90-day waiting period under Section 2(b) and/or the corresponding Put Notice and the 90-day waiting period under Section 5(f), as the case may be, shall be tolled, as of the date of delivery of the Tag-Along Notice (the "Tag Toll Date"), even if any such waiting period has not yet begun to run as of the date of delivery of the Tag-Along Notice, and the Exercise Date and/or the Put Effective Date, as applicable, shall be suspended, and shall only be rescheduled in accordance with Section 7(i)(i) below. The suspended Exercise Date and/or Put Effective Date, as applicable, and the corresponding Exercise Notice or Put Notice, as appropriate, shall be cancelled if the transaction that is the subject of the Tag-Along Notice is consummated within sixty (60) days of the date of delivery of the Tag-Along Notice by the Trust to the Holder.

        (h) Notwithstanding Section 7(b) above and subject to the limitations of Section 2(a) above, after delivering a Participation Notice to the Trust, the Holder shall be entitled to deliver to the Company an Exercise Notice relating to the portion of the Warrant that is the subject of a Participation Notice, provided that the Exercise Notice shall only be given effect if the transaction relating to the Participation Notice is terminated or is not consummated within sixty (60) days of the date of delivery of the corresponding Tag-Along Notice by the Trust, and further provided that no days that have passed from the date of delivery to the Company of the Exercise Notice until the date of such termination or expiration, as appropriate (the "Tag Expiry Date"), shall be counted for purposes of the waiting period under Section 2(b).

        (i) If the transaction that is the subject of a Tag-Along Notice delivered by the Trust to the Holder in accordance with Section 7(a) herein (the "Tag Transaction") is terminated or is not consummated within sixty (60) days of the date of delivery of the Tag-Along Notice by the Trust then

               (i) notwithstanding anything contained herein to the contrary, any Exercise Date and/or Put Effective Date that was/were suspended pursuant to
Section 7(g) above shall each be deemed reinstated and rescheduled, subject to the following provisions:

                      (1) with respect to an Exercise Date, no days that have passed from the Tag Toll Date until the Tag Expiry Date shall be counted for purposes of the waiting period under Section 2(b), and the corresponding election to exercise the Warrant, or portion thereof, and the corresponding Exercise Notice, shall be deemed reinstated and effective subject to the reschedule date of the Exercise Date, to reflect the provisions of this Section 7(j)(i)(1); and

                      (2) with respect to a Put Effective Date, the Put Effective Date shall be delayed by adding the number of days that is equal to the number of days that have passed from the Tag Toll Date until the Tag Expiry Date to the 90-day waiting period under Section 5(f), and the corresponding election to put the Warrant, or portion thereof, and the corresponding Put Notice, shall be deemed reinstated and effective subject to the rescheduled date of the Put Effective Date, to reflect the provisions of this Section 7(i)(i)(2).

               (ii) the Tag-Along Notice and corresponding Participation Notice shall be deemed voided.

        (j) The rights of the Holder under this Section 7 shall expire upon the consummation of a Qualified Public Offering.

        Section 8. Rights as Stock.

        Subject to the terms of the Rights Agreement, and notwithstanding any other rights that the Holder may have that arise out of any stockholding in the Company, the Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrant, nor shall anything contained herein be construed to confer upon the Holder, by virtue of the Warrant, the rights of a stockholder of the Company or the right to vote upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or the right to receive dividends or subscription rights or otherwise.

        Section 9. Registration of Warrants and Shares.

        Neither the Warrant nor the Shares have been registered under the Securities Act, as amended (such Act, or any similar Federal statute then in effect, being hereinafter referred to as the "Act").

        Section 10. Assignment of Rights and Benefits by the Holder.

        (a) Subject to the terms of Section 11 and subject to the restrictions set out in Section 10(b) and Section 12(f), the Holder may (x) transfer the Warrant, or a portion thereof or, (y) assign all or any portion of its rights and/or benefits under this Agreement, (each a "Warrant Transfer"), provided that,

               (i) the Company is, at least fifteen (15) days prior to such Warrant Transfer, furnished with written notice of the name and address of the transferee or assignee;

               (ii) the transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement pursuant to the form of Assignment and Joinder, attached hereto as Exhibit B;

               (iii) the Holder shall have obtained an opinion of its legal counsel, addressed to the Company and reasonably acceptable to the Company, stating that such Warrant Transfer complies with all applicable federal and state securities laws;

               (iv) the transferee agrees to be bound by the terms of the Rights Agreement; and

               (v) the Holder shall only assign such rights and benefits pro rata with the portion of the Warrant being transferred to the transferee.

        (b) So long as no "Event of Default" (as defined in Section 10(c)) has occurred and is continuing, the Holder agrees that it may not make a Warrant Transfer to:

               (i) any Person that generated at least 20% of its total revenue (on a consolidated basis together with all entities it controls, is controlled by or is under common control with) from government contracts in its last fiscal year preceding the proposed Warrant Transfer, other than any Financial Institution (as defined below), provided that this limitation shall be waived with respect to a proposed transferee if the Company determines in its reasonable discretion that such proposed transferee does not then compete with the Company or any entity controlled by the Company;

               (ii) any person or entity that is not a U.S. person. For this purpose, U.S. persons shall be limited to those persons that (i) are defined as U.S. persons in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) are U.S. citizens or entities organized under U.S. federal or state laws which are not owned, controlled or influenced, directly or indirectly, by a foreign person (or term of like meaning) under the National Industrial Security Program Operating Manual (or any successor document) as amended from time to time; or

               (iii) as long as the Company maintains its status as an S-corporation within the meaning of Section 1361, et seq., of the Code, any person or entity whose ownership of the Warrant or any portion thereof would cause the Company to lose such status.

        (c) "Event of Default" shall mean any one of the following events, whether such event shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, and whatever the reason for such event:

               (i) if default shall be made in the due and punctual payment of all or any part of the principal of, or premium (if any) on, any Note (as defined in the Securities Purchase Agreement) when and as the same shall become due and payable, whether at the stated maturity thereof, by notice of or demand for prepayment, or otherwise;

               (ii) if default shall be made in the due and punctual payment of any interest on any Note (as defined in the Securities Purchase Agreement) when and as such interest shall become due and payable and such default shall have continued for a period of three Business Days. "Business Day" shall mean any day other than a Saturday, Sunday or other day which shall be in New York, New York or Chicago, Illinois a legal holiday or a day on which banking institutions therein are authorized by law to close;

                (iii) if an involuntary case shall be commenced against the Company or any Material Subsidiary (as defined below) and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case, or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any Material

Subsidiary in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or

               (iv) if a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary or over all or a substantial part of the property of the Company or any Subsidiary shall be entered; or an interim receiver, trustee or other custodian of the Company or any Subsidiary or of all or a substantial part of the property of the Company or any Subsidiary shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any Subsidiary shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; provided that such Event of Default shall not arise in respect of any Subsidiary of the Company that is not a Material Subsidiary and for which a waiver of any Event of Default (or similar term within the meaning of the Credit Agreement) arising from the foregoing events has been granted to the Company by the requisite percentage of Banks pursuant to the Credit Agreement prior to the expiry of the preceding sixty (60) day period; or

               (v) if the Company or any Subsidiary shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or
(v) take any corporate action to authorize any of the foregoing; provided that such Event of Default shall not arise in respect of any Subsidiary of the Company that is not a Material Subsidiary and for which a waiver of any Event of Default (or similar term within the meaning of the Credit Agreement) arising from the foregoing events has been granted to the Company by the requisite percentage of Banks pursuant to the Credit Agreement prior to taking any of the foregoing actions.

        (d) Subject to the terms of Section 11 and subject to the restrictions set out in Section 10(e) and Section 12(f), the Holder may transfer any number of Shares it has obtained by exercising the Warrant or a portion thereof (each a "Stock Transfer"), provided that,

               (i) the Company is, at least fifteen (15) days prior to such Stock Transfer, furnished with written notice of the name and address of the transferee or assignee;

               (ii) the transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement pursuant to the form of Assignment and Joinder, attached hereto as Exhibit B;

               (iii) the Holder shall have obtained an opinion of its legal counsel, addressed to the Company and reasonably acceptable to the Company, stating that such Stock Transfer complies with all applicable federal and state securities laws;

               (iv) the transferee agrees to be bound by the terms of the Rights Agreement; and

               (v) the Holder shall only assign such rights and benefits pro rata with the number of Shares being transferred to the transferee.

        (e) So long as no "Event of Default" (as defined in Section 10(c)) has occurred and is continuing, the Holder agrees that it may not make a Stock Transfer to:

               (i) any Person that generated at least 20% of its total revenue (on a consolidated basis together with all entities it controls, is controlled by or is under common control with) from government contracts in its last fiscal year preceding the proposed Stock Transfer, other than any Financial Institution (as defined below), provided that this limitation shall be waived with respect to a proposed transferee if the Company determines in its reasonable discretion that such proposed transferee does not then compete with the Company or any entity controlled by the Company;

               (ii) any person or entity that is not a U.S. person. For this purpose, U.S. persons shall be limited to those persons that (i) are defined as U.S. persons in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) are U.S. citizens or entities organized under U.S. federal or state laws which are not owned, controlled or influenced, directly or indirectly, by a foreign person (or term of like meaning) under the National Industrial Security Program Operating Manual (or any successor document) as amended from time to time; or

               (iii) as long as the Company maintains its status as an S-corporation within the meaning of Section 1361, et seq., of the Code, any person or entity whose ownership of the Warrant or any portion thereof would cause the Company to lose such status.

        (f) Any transfer by the Holder that is in contravention of any of the terms of Sections 10(a), (b), (d), or (e) above shall be void ab initio and of no force or effect, and the Company shall not be obligated to honor or recognize any such transfer on its stock records or otherwise.

        (g) "Financial Institution" shall mean any insurance company, bank, trust company, pension fund (whether private, public or governmental), mutual fund or any other entity whose primary business is owning and investing in the securities of other unaffiliated entities, regardless of whether or not such Financial Institution has an investment in a person or entity that generated at least 20% of its total revenue from government contracts; provided that not more than 50% of the Voting Stock of such Financial Institution is owned or controlled, directly or indirectly, by a person or entity that generated at least 20% of its total revenue from government contracts.


        (h) "Subsidiary" means, with respect to any Person, (i) any corporation more than fifty percent (50%) of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than fifty percent (50%) of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" means a Subsidiary of the Company.

        (i) "Material Subsidiary" shall mean, in respect of the Company, any Subsidiary of the Company that (i) has total assets (determined as of the last day of the most recently completed fiscal quarter in accordance with Agreement Accounting Principles (as defined below)) which constitute [__%] or more of the total assets of the Company and its consolidated Subsidiaries as of such date of determination, or (ii) has revenue (determined as of the last day of the most recently completed fiscal quarter for the four-quarter period then ending in accordance with Agreement Accounting Principles) which constitutes [__%] or more of the revenue of the Company and its consolidated Subsidiaries for such period, or (iii) has EBITDAE (as defined below and determined as of the last day of the most recently completed fiscal quarter for the four-quarter period then ending in accordance with Agreement Accounting Principles) which constitutes [__%] or more of EBITDAE of the Company and its consolidated Subsidiaries for such period; provided that if (a) a Material Subsidiary no longer satisfies any condition set forth above and (b) the Board of Directors of the Company determines that such Subsidiary is not material to the consolidated financial condition or operations of the Company and its Subsidiaries and the Holders shall have received written notice of such determination from the Company, and
(c) no Event of Default be continuing, then for so long as such Subsidiary satisfies none of the conditions in clauses (i) through (iii) above, such Subsidiary shall not be a Material Subsidiary.

        (j) "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section __ of the Securities Purchase Agreement, as the same may be adjusted from time to time in accordance with the provisions of Section __ of the Securities Purchase Agreement.

        (k) "EBITDAE" means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) Net Income (as defined below), plus (ii) Interest Expense (as defined below) to the extent deducted in computing Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) depreciation expense to the extent deducted in computing Net Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Net Income, plus (vi) cash contributions to the ESOP in respect of the repurchase liability of the Company under the ESOP Plan Documents (as defined below) to the extent deducted in computing Net Income, plus (vii) non-cash ESOP Compensation Expense (as defined below) to the extent deducted in computing Net Income, plus (viii) other extraordinary and nonrecurring non-cash charges to the extent deducted in computing Net Income up to an amount not to exceed $1,000,000, minus (ix) other extraordinary and nonrecurring non-cash credits to the extent added in computing Net Income up to an amount not to exceed $1,000,000, plus (x) non-cash charges classified as minority interest to the extent deducted in computing Net Income, plus (xi) other nonrecurring adjustments and charges to the extent deducted in computing Net Income for periods prior to the Effecetive Date.

        (l) "Net Income" means, for any period, an amount equal to the net earnings (or loss) after taxes of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with Agreement Accounting Principles.

        (m) "Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, whether paid or accrued (including the interest component of Capitalized Leases (as defined below), commitment and letter of credit fees and the discount or implied interest component (or other fees or charges in securitization transactions) of Off-Balance Sheet Liabilities (as defined below)), and net payments (if any) pursuant to Hedging Arrangements (as defined below) relating to interest rate protection, all as determined in conformity with Agreement Accounting Principles.

        (n) "ESOP Plan Documents" means, collectively, the documents identified in Schedule 10(j) to this Agreement, each as may be amended, supplemented or modified.

        (o) "ESOP Compensation Expense" means, for any period, expenses charged with respect to the ESOP to Net Income for such period in accordance with Agreement Accounting Principles.

        (p) "Capitalized Leases" means, with respect to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheer of such Person prepared in accordance with Agreement Accounting Principles.

        (q) "Off-Balance Sheet Liabilities" means, with respect to any Person, (i) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables (as defined below) sold by such Person or any of its Subsidiaries, (ii) any liability of such Person or any of its Subsidiaries under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person (iii) any liability of such Person or any of its Subsidiaries under any financing lease or so-called "synthetic lease" or "tax ownership operating lease" transaction, or (iv) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries.

        (r) "Hedging Arrangements" is defined in the definition of Hedging Obligations below.

        (s) "Hedging Obligations" means, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap, or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions ("Hedging Arrangements"), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

        (t) "Receivables" means and includes all of the Company's or the Subsidiary Guarantors' presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company or any Subsidiary Guarantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

        (u) "Subsidiary Guarantors" shall have the same meaning as in the Securities Purchase Agreement, except that the term Material Subsidiaries used therein shall be deemed to refer to the term Material Subsidiaries as defined in
Section 10(i) of this Agreement for the purposes of this Agreement.

        Section 11. Company Right of First Offer and Second Offer.


        (a)    First Offer

               (i) If the Holder proposes to sell or otherwise transfer the Warrant, any portion thereof, and/or any number of the Shares it holds at such time (collectively, the "Transfer Interests") to any third party other than one that it controls, is controlled by, or is under common control with (each an "Affiliate") (other than in connection with a Demand Registration or Piggy-Back Registration under the Rights Agreement), the Holder is required to first notify the Company, by delivering to the Company a written notice ("Sale Notice") in accordance with Section 15, stating the Holder's bona fide intention to sell or otherwise transfer the Transfer Interests. The Company shall have the exclusive right, for a period of thirty (30) days from its receipt of the Sale Notice, to make an offer to purchase the Transfer Interests at a price to be proposed by the Company; provided that, in relation to a proposed sale or transfer of Transfer Interests by the Holder in connection with a transaction that is the subject of a Tag-Along Notice delivered to the Holder by the Trust, the Company shall have the exclusive right, for a period of ten (10) days from its receipt of the Sale Notice, to make an offer to purchase the Transfer Interest at a price to be proposed by the Company.

               (ii) Subject to Section 11(c) below, if either (x) the Company does not deliver to the Holder written notice of an offer to purchase the Transfer Interests ("Purchase Notice") within the appropriate offer period referenced in Section 11(a)(i) above, or (y) the Holder has rejected the Company's offer, the Holder shall be entitled to issue and sell the Transfer Interests at a price which is no less than ninety percent (90%) of the last price offered by the Company for the Transfer Interests (the "Last Offer Price"), to any third party that is not an Affiliate of the Holder at any time during the period of nine (9) months following the date of delivery of the Sale Notice by the Holder to the Company, without the obligation to provide any further offers or notices to the Company.

        (b)    Second Offer.

               (i) If the Holder proposes to sell or otherwise transfer the Transfer Interests to a third party that is not an Affiliate of the Holder at a price that is less than ninety percent (90%) of the Last Offer Price (the "Proposed Sale Price"), the Holder shall, prior to consummating such sale or transfer of the Transfer Interests to the third party, make an offer to the Company in writing and in accordance with Section 15 (the "Second Sale Notice"), to sell the Transfer Interests to the Company at the Proposed Sale Price.

               (ii) Subject to Section 11(c) below, if the Company does not deliver to the Holder written notice of acceptance of any offer made pursuant to
Section 11(b)(i) within thirty (30) days after the Company's receipt of the Second Sale Notice, the Company shall be deemed to have waived its rights to purchase the Transfer Interests, and the Holder shall be entitled to issue and sell or otherwise transfer the Transfer Interests at the Proposed Sale Price to such unrelated third party within nine (9) months following the date of delivery of the Sale Notice, without the obligation to provide any further offers or notices to the Company.

        (c) If the Holder proposes to sell or otherwise transfer the Transfer Interests to a third party that is not an Affiliate of the Holder at any time after the expiry of the nine-month period referenced in Section 11(a)(ii) or
Section 11(b)(ii), then the Holder shall again be required to comply with all of the obligations and requirements contained in Sections 11(a) and 11(b).

        (d) Payment of the Purchase Price shall be made in cash in immediately available funds within sixty (60) days after the date (if any) that a purchase price is agreed for the Company's purchase of the Transfer Interests.

        Section 12. Holder Right of First Offer and Second Offer.

        (a)    First Offer.

               (i) Except as otherwise provided in this Section 12 and so long as at least twenty-five percent (25%) of the Warrant remains outstanding, before the Company may offer to issue and sell any shares of Common Stock or any securities convertible or exercisable into Common Stock, or other rights to acquire Common Stock (collectively, the "Offered Securities"), the Company is required to first make an offer to Holder (the "First Offer") in writing and in accordance with Section 15 (the "Offer Notice"), to purchase, at a per share price (the "Offer Price") and on terms chosen by the Company, a percentage of each class or type of the Offered Securities equal to (x) the number of Shares then held by Holder plus the number of shares of Common Stock underlying any outstanding and unexpired portion of the Warrant then held by Holder, divided by
(y) the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) (such percentage shall hereinafter be referred to as the "Holder Share").

               (ii) Subject to Section 12(c) below, if Holder does not deliver to the Company written notice of acceptance of any offer made pursuant to
Section 12(a)(i) within thirty (30) days after Holder's receipt of the First Offer Notice, Holder shall be deemed to have waived its rights to purchase the Offered Securities, which are the subject of the First Offer, and the Company shall be entitled to issue and sell the Offered Securities at the Offer Price, or at such other price which is no less than ninety percent (90%) of the Offer Price, to any third party that is not an Affiliate of the Company at any time during the period of nine (9) months following the date of delivery of the Offer Notice by the Company to Holder, without the obligation to provide any further offers or notices to Holder.

        (b)    Second Offer.

               (i) If the Company proposes to issue and sell the Offered Securities to a third party at a price that is less than ninety percent (90%) of the Offer Price (the "Second Offer Price") within such nine-month period, the Company shall, prior to consummating such issuance and sale of the Offered Securities to the third party, make a second offer to Holder (the "Second Offer") in writing and in accordance with Section 15 (the "Second Offer Notice"), to purchase, at the Second Offer Price and on the same terms (the "Second Offer Terms") proposed to be issued and sold, a percentage of each class or type of the Offered Securities equal to the Holder Share.

               (ii) If Holder does not deliver to the Company written notice of acceptance of any offer made pursuant to Section 12(b)(i) within ten (10) days after Holder's receipt of the Second Offer Notice, Holder shall be deemed to have waived its rights to purchase the Offered Securities, which are the subject of the Second Offer, and the Company shall be entitled to issue and sell the Offered Securities on the Second Offer Terms and at the Second Offer Price, without the obligation to provide any further offers or notices to Holder.

        (c) If the Company proposes to sell or otherwise transfer the Offered Securities to a third party at any time after the expiry of the nine-month period referenced in Section 12(a)(ii), then the Company shall again be required to comply with all of the obligations and requirements contained in Sections 12(a) and 12(b).

        (d) This Section 12 shall not apply to (i) any shares of Common Stock or other securities issuable or issued to employees, consultants, officers, directors, or any other persons pursuant to any stock option, stock warrant, stock purchase or stock compensation arrangement approved by the board of directors or compensation committee of the Company, (ii) SARs issued to employees, consultants, officers or directors subject to any limitations set forth in this Agreement and the Securities Purchase Agreement, (iii) shares of Common Stock issued by the Company to any Company benefit plan, including, but not limited to, the ESOP, (iv) any shares of Common Stock or other securities issuable or issued upon exercise or conversion of any option, warrant, convertible security, or other rights to purchase or subscribe for Common Stock,
(v) interests or rights designated as phantom stock issued or granted by the Company to employees, consultants, officers or directors, (vi) any shares of Common Stock or other securities issuable or issued pursuant to any stock split, combination of stock, stock dividend, or other similar stock recapitalization, or (vii) any shares of Common Stock or other securities issuable or issued in a transaction in which a third party is merged into the Company or an entity owned by the Company, or in which the Company or such an entity purchases an operating division or substantially all of the assets of a third party.

        (e) The rights under this Section 12 shall not apply in the event of any underwritten public offering of the Company's Common Stock pursuant to which the Company obtains a listing for its shares on a United States national securities exchange, the Nasdaq National Market System, or an automated quotation system of nationally recognized standing (an "Initial Public Offering"), and shall expire upon the consummation by the Company of an Initial Public Offering.

        (f) The rights under this Section 12 may be transferred or assigned only if (i) all of the requirements of Section 10(a) are satisfied with respect to such transfer or assignment, and (ii) the proposed transferee or assignee is simultaneously obtaining at least one-third of the Warrant as issued on the date hereof.

        Section 13. Representations and Warranties and Covenants of The Holder.

        (a) Representations and Warranties. In order to induce the Company to accept this Agreement, the Holder hereby represents and warrants to the Company as follows:

               (i) Purchase Entirely for Own Account. The Holder represents that it is acquiring the Warrant and the Shares issuable upon exercise of the Warrant (collectively the "Securities") to be issued to it for investment for the Holder's own account, not as a nominee or agent, and not with a view to view to the resale or the distribution thereof, and that the Holder has no present intention of selling, granting any participation rights in, or otherwise distributing the same. By executing this Agreement, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities.

               (ii) Disclosure of Information. The Holder represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the Securities and the business, properties, prospects and financial condition of the Company.

               (iii) Investment Experience. The Holder acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Holder also represents it has not been organized for the purpose of acquiring the Securities.

               (iv) Accredited Investor. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act, as presently in effect.

               (v) Restricted Securities. The Holder understands that the Warrant and the Shares it is purchasing are characterized as "restricted securities" under the federal securities laws and applicable blue sky laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act and such blue sky laws only in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act and such blue sky laws.

               (vi) S-Corporation Shareholder. The Holder is an entity whose ownership of Common Stock, if it were to exercise any portion of the Warrant on the date hereof, would not cause the Company to lose its status as an S-corporation within the meaning of Section 1361, et seq., of the Code (a "Permitted S-corp Shareholder"). Notwithstanding any other provision of this Agreement, the Holder shall not be entitled to exercise any portion of the Warrant if its ownership of Common Stock would cause the Company to lose its status as an S-corporation within the meaning of Section 1361, et seq., of the Code.

        (b) Permitted S-corp Shareholder. In order to induce the Company to accept this Agreement, the Holder covenants and agrees that it will not intentionally and knowingly take any action to change its status from a Permitted S-corp Shareholder (as defined above), which change of status results in the Company losing its status as an S-corporation within the meaning of
Section 1361, et seq., of the Code.

        Section 14. Legends.

        It is understood that the certificates evidencing the Securities may bear the following legends:

        (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND UNDER ANY RELEVANT STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

        (b)    Any legend required by applicable state securities laws.

        (c) A legend to reflect restrictions on transferability of Common Stock and Warrants, to be contained in the Certificate of Incorporation of the Company, as amended and restated, and/or the By-Laws of the Company as amended and restated.

        Section 15. Notices.

        Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be delivered (a) by hand, (b) by mail, certified mail, return receipt requested, or (c) by facsimile to the party to be notified, at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by prior written notice to the other party. Unless otherwise provided herein, notices shall be deemed to have been given and served (a) where delivered by hand, at time of delivery, (b) where delivered by mail, on acknowledgement of receipt as shown by the date indicated on the return receipt as having been received, and
(c) where delivered by facsimile, 24 hours after transmission confirmation by the transmitting machine unless within those 24 hours the intended recipient has informed the sender that the transmission was received in an incomplete or unreadable form, or the transmission report of the sender indicates a faulty or incomplete transmission. If such receipt is on a day that is not a working day or is later than 5 p.m. (local time) on a working day, the notice shall be deemed to have been given and served on the next working day.

        Section 16. Covenants. So long as the Warrant remains outstanding:

        (a) The Company will provide the Holder with unaudited financial statements (income statement, balance sheet and statement of cash flows) within forty-five (45) days after the end of each fiscal quarter and will provide annual audited financial statements within ninety (90) days following the end of each fiscal year, and copies of all material press releases issued by the Company.

        (b) The Company will permit a representative designated by the Holder, at the Holder's expense, during normal business hours and upon reasonable notice, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, subject to the terms of any security arrangements then in place between the Company or its Subsidiaries and their customers, (ii) examine the corporate and financial records of the Company and its Subsidiaries, and
(iii) discuss the affairs, finances and accounts of any such companies with the officers of the Company and its Subsidiaries. Provided however that no representative of the Holder shall be given access to or have the right to inspect or discuss any trade secrets held by or being developed by the Company or any Subsidiaries. The Holder and its designated representative shall maintain the confidentiality of, and shall not disclose to any other person or entity, any confidential and proprietary information so obtained by them from the Company or its Subsidiaries, and shall use such information solely for the purposes of evaluating the Holder's investment in the Company.

        (c) As long as none of the clauses (a), (b) or (c) of the definition of Current Market Price in Section 3(c)(ii) is applicable to the Common Stock, all SARs issued by the Company will be issued with an exercise price no less than the per share value of the Common Stock as set forth in the then most recent appraisal performed by an independent appraiser at the Company's request in connection with the ESOP. If one of the clauses (a), (b) or (c) of the definition of Current Market Price in Section 3(c)(ii) is applicable to the Common Stock, all SARs issued by the Company will be issued with an exercise price no less than the then current Current Market Price. All SARs issued by the Company will vest in accordance with the terms of the Company's Stock Appreciation Rights Plan, as in effect at the time of issuance. The Company will not issue SARs that cause the aggregate number of outstanding SARs (excluding any SARs that have been exercised, that have expired, terminated unexercised, or become unexercisable or that have been forfeited or otherwise terminated, surrendered or cancelled), at the time of issuance, to be in excess of:

                      (1) two percent (2%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the first anniversary of the Effective Date;

                      (2) four percent (4%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the second anniversary of the Effective Date;

                      (3) six percent (6%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the third anniversary of the Effective Date;

                      (4) eight percent (8%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the fourth anniversary of the Effective Date; and

                      (5) ten percent (10%) of the number of then outstanding shares of Common Stock on a fully diluted basis (assuming the exercise of all outstanding options, warrants and rights and the conversion into Common Stock of all convertible securities) at the fifth anniversary of the Effective Date.

        (d) The Company will not issue Company Contributions that cause the aggregate value of all Company Contributions to exceed, at the time of issuance, five percent (5%) of the Company's aggregate consolidated payroll expenses (i.e., the aggregate payroll expenses of the Company and of any of the Company's Subsidiaries substantially all of whose employees are eligible to participate in Company benefit plans) from the Effective Date to the date of such contributions, measured at the end of each plan year for the Company benefit plans.

        (e) The Company will not issue shares of phantom stock that cause the number of shares of outstanding phantom stock (excluding any shares of phantom stock that have expired, terminated unexercised, or become unexercisable, or that have been forfeited or otherwise terminated, surrendered or cancelled), at the time of issuance, to be in excess of 171,494 shares of phantom stock.

        (f) The Company will provide the Holder with a copy of the ESOP trustee's report distributed at a meeting of the Company's Board of Directors in connection with any ESOP valuation made at the direction of the ESOP trustee, within 10 business days of such meeting.

        Section 17. Rights and Obligations of the Trust.

        Notwithstanding anything contained herein to the contrary, the parties hereto acknowledge and agree that the Trust shall only be a party to this Agreement with respect to the terms and conditions contained in Sections 6, 7, 15, and 17 through 25, and shall not be liable for any obligations of the Company hereunder.

        Section 18. Amendment.

        This Agreement may be amended by the mutual written agreement of the Company and the Required Holders, except that Section 1, 6, 7, 15 and 17 through 25 of this Agreement may only be amended by the mutual written consent of the Company, the Trust and all holders of an outstanding portion of the Warrant.

        Section 19. Binding Effect.

        This Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company and its successor, IITRI and its successors and the Trust and its successors.

        Section 20. Governing Law.

        This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to relevant conflict of law principles.

        Section 21. Waiver.

        Failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such terms, covenants or conditions, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

        Section 22. Entire Agreement.

        This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties.

        Section 23. Severability.


        The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision hereof.

        Section 24. Headings.

        The headings to the sections of this Agreement are used for reference only and are not to be construed as limiting or extending the provisions hereof.

        Section 25. Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute the Agreement by and among the parties.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Mezzanine Warrant Agreement to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.



ALION SCIENCE AND TECHNOLOGY CORPORATION            IIT RESEARCH INSTITUTE


By:___________________                              By:______________________
Name: Bahman Atefi                                  Name:
Title: Chief Executive Officer                      Title:
Address:       1750 Tysons Blvd.                    Address:
               Suite 1300
               McLean, VA  22102-4213
Fax:           703-714-6508  Fax:


ALION SCIENCE AND TECHNOLOGY CORPORATION EMPLOYEE OWNERSHIP, SAVINGS AND INVESTMENT TRUST, FOR THE PURPOSES OF SECTIONS 6, 7, 15 AND 17 THROUGH 25 OF THIS MEZZANINE WARRANT AGREEMENT ONLY


By:_____________________________
Name:
Title: Trustee
Address:


Fax:

                                    EXHIBIT A



FORM OF EXERCISE NOTICE

(To be Executed by the Holder if the Holder Desires to Exercise the Warrant Evidenced by the Foregoing Mezzanine Warrant Agreement)

To Alion Science and Technology Corporation

The undersigned hereby irrevocably elects to purchase ______ shares of Common Stock, issuable upon exercise of said Warrant.

The undersigned hereby elects to make payment in connection with such exercise by:

___     delivery of $_______ (in cash) and any applicable taxes payable by the undersigned; or.

___     cashless exercise, pursuant to Section 2(c) of the Mezzanine Warrant
Agreement.

The undersigned requests that certificates for such shares be issued in the name of

PLEASE INSERT TAX IDENTIFICATION NUMBER

----------------------

-----------------------------

(Print Name)

-----------------------------

(Print Address)

-----------------------------

                                    EXHIBIT B

                           ASSIGNMENT AND JOINDER FORM


        FOR VALUE RECEIVED, the undersigned Holder hereby sells, assigns and transfers unto the undersigned Assignee all of the rights and obligations of the undersigned Holder under the within Warrant Agreement and the Rights Agreement, with respect to _________ shares of Common Stock (the "Warrant Shares"), and does hereby irrevocably constitute and appoint ________ to make such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

        The Assignee hereby acknowledges and agrees that (i) it is assuming all of the obligations, relating to the portion of the Warrant being assigned and transferred pursuant to this instrument (the "Warrant Portion") and the Warrant Shares, which are contained in the Warrant Agreement and the Rights Agreement, and (ii) as of the date written below, the Assignee shall join and become a party to the Warrant Agreement and the Rights Agreement as if it were named on the signature page of the Warrant Agreement as a Holder and on the signature page of the Rights Agreement as a Warrantholder and that it shall be bound, as a Warrantholder and Holder, as the case may be, by all of the terms, conditions, covenants and restrictions contained in the Warrant Agreement and the Rights Agreement.

        The undersigned Holder and Assignee hereby agree that this instrument shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to relevant conflict of law principles.

Dated:
                                               HOLDER


                                               By: _________________________
                                               Name:
                                               Its:



                                               ASSIGNEE


                                               By: _________________________
                                               Name:
                                               Its: